                                  EXHIBIT 24



                          DIRECTOR'S POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Greater Columbia Bancshares, Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of January, 1996.



                                        /s/  Robert Feitler
                                        -------------------
                                        Robert Feitler
                                        Director

                          DIRECTOR'S POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Greater Columbia Bancshares, Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of January, 1996.



                                        /s/  Ronald R. Harder
                                        ---------------------
                                        Ronald R. Harder
                                        Director

                          DIRECTOR'S POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Greater Columbia Bancshares, Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of January, 1996.



                                        /s/  John S. Holbrook, Jr.
                                        --------------------------
                                        John S. Holbrook, Jr.
                                        Director

                          DIRECTOR'S POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Greater Columbia Bancshares, Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of January, 1996.



                                        /s/  William R. Hutchinson
                                        --------------------------
                                        William R. Hutchinson
                                        Director

                          DIRECTOR'S POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Greater Columbia Bancshares, Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of January, 1996.



                                        /s/  James F. Janz
                                        ------------------
                                        James F. Janz
                                        Director

                          DIRECTOR'S POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Greater Columbia Bancshares, Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of January, 1996.



                                        /s/  William J. Lawson
                                        ----------------------
                                        William J. Lawson
                                        Director

                          DIRECTOR'S POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Greater Columbia Bancshares, Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of January, 1996.



                                        /s/  John C. Meng
                                        -----------------
                                        John C. Meng
                                        Director

                          DIRECTOR'S POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Greater Columbia Bancshares, Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of January, 1996.



                                        /s/  J. Douglas Quick
                                        ---------------------
                                        J. Douglas Quick
                                        Director